UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  May 15, 2008

                             SALON MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-26395                 94-3228750
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

          101 Spear Street, Suite 203, San Francisco, California 94105
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (415) 645-9200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01 - Entry into Material Definitive Agreements

On May 15, 2008, Salon Media Group, Inc. (the "Registrant" or the "Company") sold and issued to E & M RP Trust (the "Holder") an additional convertible promissory note (the "Note") with a principal amount of $500,000 as part of a financing transaction in which the Company has generated gross proceeds of approximately $1,500,000, including the principal amount of the Note (the "Financing"). The terms of the Note and Financing are summarized below and set forth in the Note Purchase Agreement (the "Agreement") by and among the Company and certain investors, dated April 4, 2008, previously disclosed on Form 8-K dated April 9, 2008. The Company will use the funds raised from the issuance of the Note for working capital and other general corporate purposes.

The Note shall bear interest at the rate of 7.5% per annum, payable semi-annually, in cash or in kind, and matures on March 31, 2012. The Note may convert at the election of the Holder at any time into a number of shares of the Company's common stock equal to the aggregate amount of the Note obligations divided by $1.45.

The Note has not been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or an applicable exemption from registration requirements.

The foregoing description is qualified in its entirety by reference to the Note Purchase Agreement and Form of Convertible Promissory Note, copies of which were previous filed on Form 8-K dated April 9, 2008 as Exhibits 10.37 and 10.38 respectively, and each of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

     The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2008
                                          SALON MEDIA GROUP, INC.
                                          Registrant


                                          By: /s/ Christopher Neimeth
                                              -----------------------
                                              Christopher Neimeth
                                              Chief Executive Officer